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                                                              Exhibit 10.1

                      PRINCIPAL BALANCE INCREASE REQUEST

                                               December 28, 2004

Nordstrom FSB
13531 East Caley Avenue
Centennial, Colorado 80111
Attn: Legal Department

Wells Fargo Bank, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attn:  Corporate Trust Services-Asset Backed Administration

Nordstrom Credit, Inc.
13531 E. Caley Avenue
Centennial, Colorado  80111
Attn:  Legal Department

         Re:  Nordstrom Credit Card Master Note Trust
              Series 2004-1 Asset Backed Variable Funding Notes
              -------------------------------------------------

Dear Sirs:

     Pursuant to Section 4.09 of the Series 2004-1 Indenture Supplement, dated as of March 1, 2004 (the "Indenture Supplement"), between Nordstrom
Credit Card Master Note Trust (the "Issuer") and Wells Fargo Bank, National
Association, as trustee (the "Indenture Trustee") to the Master Indenture, dated as of April 1, 2002 (the "Master Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Issuer and the Indenture
Trustee, the Issuer hereby irrevocably requests a Principal Balance Increase.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.


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
     1   Proposed Principal Balance Increase Date:  December 31, 2004
     2   Amount of requested Principal Balance Increase with respect to the
         Class A Notes (lesser of minimum amount of $2,000,000 or remaining
         Class A Maximum Principal Balance                                       $22,750,000
     3   Class A Purchase Price                                                  $22,750,000
     4   Remaining Class A Maximum Principal Balance (after giving effect
         to the requested Principal Balance Increase                             $22,750,000
     5   Amount of requested Principal Balance Increase with respect to Class
         B Note (lesser of minimum amount of $2,000,000 or remaining Class B
         Maximum Principal Balance)                                              $ 2,250,000
     6   Class B Purchase Price                                                  $ 2,250,000
     7   Remaining Class B Maximum Principal Balance (after giving effect to
         the requested Principal Balance Increase                                $ 2,250,000

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
     8   Certifications:
         (a) The representations and warranties of Nordstrom Credit Card Receivables LLC
             ("Transferor") in the (i) Transfer and Servicing Agreement, dated as of
             April 1, 2002, among the Transferor, Nordstrom fsb, as servicer, and the Indenture
             Trustee, and (ii) Note Purchase Agreement, dated as of March 1, 2004 (the "Note
             Purchase Agreement"), among the Transferor, the Servicer and the Purchaser named therein, are true and correct on the date hereof (except to the extent they expressly relate to an earlier or later time).

         (b) The conditions to the Incremental Funding specified in Section 2.03(b) of the Note
             Purchase Agreement have been satisfied and/or will be satisfied as of the applicable
             Incremental Funding Date.

     The Issuer requests that such Principal Balance Increase be made and the proceeds of such increase in the Note Principal Balance be remitted on the Principal Balance Increase Date (as hereinafter defined) in immediately available funds to the Transferor, in each case in accordance with the terms and conditions specified in the Indenture Supplement and the Note Purchase Agreement.

     Such Principal Balance Increase is requested to be made on December 31, 2004 (the "Principal Balance Increase Date").


                                            NORDSTROM CREDIT CARD
                                            RECEIVABLES LLC


                                            By: /s/ Marc A. Anacker
                                               ------------------------
                                               Name:  Marc A. Anacker
                                               Title: Treasurer








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